UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 29, 2020

Credit Suisse High Yield Bond Fund

(Exact name of registrant as specified in its charter)

Delaware	811-08777	13-4009166
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

Eleven Madison Avenue

New York, New York 10010

(Address of principal executive offices)

Registrant’s telephone number, including area code: (212) 325-2000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in Registrant’s Certifying Accountant.

(a) Dismissal of independent registered public accounting firm

On June 25, 2020 the Board of Trustees (the “Board”) of Credit Suisse High Yield Bond Fund (the “Fund”), approved the dismissal of KPMG LLP (“KPMG”) as the independent registered public accounting firm for the Fund. The Board’s decision to approve the dismissal of KPMG was recommended by the Audit Committee of the Board.

The reports of KPMG on the Fund’s financial statements as of and for the two most recent fiscal years (ended October 31, 2019 and October 31, 2018) did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainties, audit scope or accounting principles.

During the Fund’s two most recent fiscal years (ended October 31, 2019 and October 31, 2018) and during the period from the end of the most recently completed fiscal year through June 25, 2020, there were no disagreements between the Fund and KPMG on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of KPMG, would have caused them to make reference to the subject matter of the disagreements in their report on the financial statements of the Fund for such periods.

During the Fund’s two most recent fiscal years (ended October 31, 2019 and October 31, 2018) and during the period from the end of the most recently completed fiscal year through June 25, 2020, there were no “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)).

The Fund has provided KPMG with a copy of the foregoing disclosures and has requested that KPMG furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made by the Fund set forth above. A copy of KPMG’s letter dated June 26, 2020 is filed as Exhibit 16.1 to this Form 8-K.

(b) Engagement of new independent registered public accounting firm

Upon the recommendation of the Audit Committee, the Board approved the engagement of PricewaterhouseCoopers LLP (“PwC”) as the independent registered public accounting firm for the Fund for the fiscal year ending October 31, 2020. During the Fund’s two most recent fiscal years (ended October 31, 2019 and October 31, 2018) and during the period from the end of the most recently completed fiscal year through the date of this

Form 8- K, neither the Fund, nor anyone on its behalf consulted with PwC, on behalf of the Fund, regarding the application of accounting principles to a specified transaction (either completed or proposed), the type of audit opinion that might be rendered on the Fund’s financial statements, or any matter that was either the subject of a “disagreement,” as defined in Item 304(a)(1)(iv) of Regulation S-K under the Exchange Act and the instructions thereto, or a “reportable event,” as defined in Item 304(a)(1)(v) of Regulation S-K under the Exchange Act.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

16.1	Letter dated June 26, 2020 from KPMG LLP to the Securities and Exchange Commission confirming the disclosures contained in Item 4.01 of this report on Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Fund has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 29, 2020	Credit Suisse High Yield Bond Fund

/s/ Omar Tariq
Name: Omar Tariq
Title: Chief Financial Officer and Treasurer

EXHIBIT INDEX

The following exhibit is filed herewith:

Exhibit	Exhibit Description

16.1	Letter of KPMG LLP